Exhibit 99

News
PPG Media Contact:
Mark Silvey
Corporate Communications
+1-412-434-3046
silvey@ppg.com

PPG Investor Contact:
John Bruno
Investor Relations
+1-412-434-3466
jbruno@ppg.com
investor.ppg.com

PPG outlines growth framework, financial expectations and sustainability goals

PITTSBURGH, May 24, 2023 – PPG (NYSE:PPG) today announced the company’s growth framework to deliver Purposeful, Profitable Growth. The company shared details of its organic growth framework and expectations for organic sales and adjusted earnings per share (EPS) growth. In addition, the company communicated the validation of its decarbonization targets by the Science-Based Targets initiative (SBTi). PPG president and chief executive officer, Tim Knavish, is presenting these updates during an investor briefing today at the New York Stock Exchange.

“PPG is poised to leverage our diverse business portfolio to deliver industry-leading growth,” said Knavish. “Going forward, we will intentionally invest in focused growth opportunities that enhance our customers’ productivity and sustainability, elevate our customer relationships and expand PPG’s technology leadership positions in the coatings industry. We will continue our heritage of cost management, consistent cash generation and focus on returning cash to shareholders, including through increased annual dividends.”

The PPG framework for Purposeful, Profitable Growth encompasses four key elements:
1.Focusing investment towards leading positions within advantaged areas
2.Partnering with customers to provide industry-leading innovation
3.Modernizing, simplifying and digitizing operations
4.Delivering consistent high-cash conversion and continuing PPG’s legacy of disciplined capital allocation

The company also communicated the following financial expectations:
•Establishing annual 2% to 4% organic sales growth
•Annual adjusted EPS growth of 8% to 12% through 20261
•Free cash flow of approximately $1 billion per year

Knavish added, “Solutions that generate productivity and sustainability benefits for our valued customers are a key piece of our growth strategy. We’ve made strong progress against our 2025 sustainability goals and now are pleased to introduce ambitious 2030 Environmental, Social and Governance (ESG) targets, including a sales target for sustainably advantaged products and greenhouse gas (GHG) emissions reduction targets validated by the SBTi.”

PPG’s 2030 ESG targets include:
•50% of sales from sustainably advantaged products
•50% reduction in scope 1 and 2 GHG emissions relative to 2019
•30% reduction in scope 3 GHG emissions relative to 2019

You can find further information on our achievements and the full set of our new 2030 ESG commitments in our forthcoming ESG report, which will be published May 31 and available at PPG.com.

1Compared to 2023 baseline.

Further Details on CEO Investor Briefing
The presentation from PPG’s 2023 CEO Investor Briefing will be available in PPG’s Investor Center at https://investor.ppg.com/presentations/events/default.aspx after the investor briefing on May 24.

Non-GAAP Financial Measures
Adjusted EPS and free cash flow as included in this press release are considered a “non-GAAP financial measure” under Securities and Exchange Commission rules. PPG’s management considers adjusted EPS useful in providing insight into the company’s ongoing performance because it excludes the impact of items that cannot reasonably be expected to recur on a quarterly basis or that are not attributable to our primary operations. Free cash flow is used by management to determine cash available for day-to-day operations and other initiatives. Adjusted EPS and free cash flow as used by PPG in this press release may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. PPG is not able to provide a reconciliation of targeted 2024-2026 adjusted earnings per share and free cash flow to the most directly comparable GAAP financial measures without unreasonable effort because certain items that impact such measures are uncertain or cannot be reasonably predicted at this time.

The term organic sales as used in this press release is defined as net sales excluding the impact of currency, acquisitions, and divestitures.

Free cash flow as used in this press release is defined as operating cash flow less capital expenditures and dividends.

PPG: WE PROTECT AND BEAUTIFY THE WORLD®
At PPG (NYSE:PPG), we work every day to develop and deliver the paints, coatings and specialty materials that our customers have trusted for 140 years. Through dedication and creativity, we solve our customers’ biggest challenges, collaborating closely to find the right path forward. With headquarters in Pittsburgh, we operate and innovate in more than 70 countries and reported net sales of $17.7 billion in 2022. We serve customers in construction, consumer products, industrial and transportation markets and aftermarkets. To learn more, visit www.ppg.com.

The PPG Logo and We protect and beautify the world are registered trademarks of PPG Industries Ohio, Inc.

Forward-Looking Statements
Statements contained herein relating to matters that are not historical facts are forward-looking statements reflecting PPG’s current view with respect to future events and financial performance. These matters within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, involve risks and uncertainties that may affect PPG’s operations, as discussed in the company’s filings with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act, and the rules and regulations promulgated thereunder. Accordingly, many factors could cause actual results to differ materially from the forward-looking statements contained herein. Such factors include statements related to the expected effects on our business of COVID-19, global economic conditions, geopolitical issues in Europe, the amount of future share repurchases, increasing price and product competition by our competitors, fluctuations in cost and availability of raw materials, energy, labor and logistics, the ability to achieve selling price increases, the ability to recover margins, customer inventory levels, PPG inventory levels, the ability to maintain favorable supplier relationships and arrangements, the timing of realization of anticipated cost savings from restructuring and other initiatives, the ability to identify additional cost savings opportunities, the timing and expected benefits of potential future and completed acquisitions, difficulties in integrating acquired businesses and achieving expected synergies therefrom, the timing and realization of earnings growth through operational improvements and investment in growth initiatives, economic and political conditions in international markets, the ability to penetrate existing, developing and emerging foreign and domestic markets, the ability to meet our sustainability targets, foreign exchange rates and fluctuations in such rates, fluctuations in tax rates, the impact of future legislation, the impact of environmental regulations, unexpected business disruptions, the unpredictability of existing and possible future litigation, including asbestos litigation, and governmental investigations. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here and in our 2022 Annual Report on Form 10-K considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results compared with those anticipated in the forward-looking statements could include, among other things, lower sales or earnings, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on PPG’s consolidated financial condition, results of operations or liquidity.

All information in this release speaks only as of the date of the release, and any distribution of this release after that date is not intended and will not be construed as updating or confirming such information. PPG undertakes no obligation to update any forward-looking statement, except as otherwise required by applicable law.